MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST




FUND LOGO




Annual Report

July 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust


Officers and
Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Edward J. Andrews, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10005

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


TO OUR SHAREHOLDERS

The Municipal Market Environment
During the three months ended July 31, 1999, long-term bond yields continued to rise. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last three months, yields on long-term US Treasury securities increased approximately 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the last three months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose over 35 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was issued by US municipalities. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and that a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Merrill Lynch California Limited
Maturity Municipal Bond Fund

Fiscal Year in Review
We began the Fund's fiscal year with a bullish strategy as concerns about liquidity in the banking system brought about by the global financial crisis caused investors to seek safety in US dollar-denominated assets. Subsequently, interest rates dropped dramatically, and the Federal Reserve Board lowered the Federal Funds rate 25 basis points three times in order to provide liquidity during the global financial crisis. However, the US stock market resumed its climb after an initial fall and US economic growth remained solid.

This environment caused us to adopt a neutral posture in the second half of the fiscal year. This strategy enhanced the Fund's performance considerably as tax-exempt interest rates rose dramatically in May and June 1999 and the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate 25 basis points in late June 1999. This move by the Federal Reserve Board was done in order to slow an economy whose tightening labor markets, surging oil prices and strong consumer demand threatened to upset the long quiet inflationary picture. We look to maintain our neutral investment strategy into the October quarter since we expect US growth to moderate from its current strong rate.

Portfolio Matters
At July 31, 1999, net assets of Merrill Lynch California Limited
Maturity Municipal Bond Fund stood at approximately $8.3 million, a decrease of approximately 4% from April 30, 1999.

During the quarter ended July 31, 1999, the state of California continued to exhibit strong economic growth led by a resurgence in trade growth with Asia as economic conditions there appear to have bottomed out. Additionally, continued strong gains in retail sales, computer technology and entertainment have added to economic growth. Rather than slowing as fiscal watchdogs had expected, the state's economic expansion has regained momentum. Both employment and personal income are showing better-than-expected growth with increases of 3.5% and 6.1%, respectively. The state's June 1999 seasonally adjusted unemployment rate stood at 5.4%, well above the national average, although almost 12% higher than the state's pre-recession level. Similar gains for employment and personal income are expected in the October quarter with some slowing forecast for 2000. State personal income growth was faster than the national rate in both 1997 and 1998, reversing the state's lagging trend of 1991-- 1996. The economic resurgence has caused upward revisions for the proposed 1999--2000 budget. Revenues are expected to be raised up 2.9% this year and 4.5% for next year, mostly in response to the increased rate of personal income tax collections. The new estimates add about $4.3 billion in revenue, which could provide almost $2.7 billion to be used for the reserve fund, set asides and capital allocation of more than 4% of estimated revenues. The state's debt position continues to be favorable with net tax supported debt of about $23.1 billion, or $731 per capita and 2.6% of personal income, both very moderate ratios.

Merrill Lynch Florida Limited
Maturity Municipal Bond Fund

Fiscal Year in Review
At the beginning of the fiscal year, concerns about liquidity in the banking system brought about by the global financial crisis caused investors to seek safety in US dollar-denominated assets. These conditions led us to position the Fund in anticipation of lower interest rates. Subsequently, interest rates dropped dramatically, and the Federal Reserve Board lowered the Federal Funds rate 25 basis points three times in order to provide liquidity during the global financial crisis. However, the US stock market resumed its climb after an initial fall and US economic growth remained solid.

This environment caused us to adopt a neutral position until US growth moderated or the Federal Reserve Board's intentions on interest rates could be more readily ascertained. This posture benefited Fund performance considerably as tax-exempt interest rates rose dramatically in May and June 1999 and the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate 25 basis points in late June 1999. This move by the Federal Reserve Board was done in order to slow an economy whose tightening labor markets, surging oil prices and strong consumer demand threatened to upset the long quiet inflationary picture. We plan to maintain our neutral investment strategy into the October quarter since we believe US growth will moderate from its current strong rate.

Portfolio Matters
At July 31, 1999, net assets of Merrill Lynch Florida Limited
Maturity Municipal Bond Fund stood at approximately $14.4 million. This represents a decrease of approximately 22% from April 30, 1999.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


During the quarter ended July 31, 1999, the state of Florida continued to exhibit strong economic growth. Collections of gross tax receipts, which grew at a 3.7% rate in 1997--1998 and were projected at a 6.0% rate for 1998--1999, actually rose 7.7%. The state's revenue growth continues to be fueled by nationwide personal income gains, low inflation and surging consumer confidence, which has increased the state's tourism boom, revitalized housing gains and bolstered the state's diversifying services industry. Financial operations have continued to exceed expectations with the budget stabilization fund at $787 million, or 4.4% of 1998--1999 revenues. Additionally, the state closed 1998--1999 with $573.8 million in combined general and working capital fund balances, affording the equivalent of a further 3.2% of revenues although this number may close lower. The adopted 1999--2000 budget included considerable tax relief, over half of which is ongoing and principally relating to reductions in the intangible tax, mirroring the Governor's recommendations. State-supported debt has remained moderate over a long period, and at $12.3 billion is equal to $872 per capita and 3.2% of personal income. The state has initiated a debt affordability study to deal with its rapidly growing educational system and the structure of debt issuance in the years ahead. In June, the state's seasonally adjusted unemployment rate stood at 3.9%, below the national average of 4.3%.


In Conclusion
We thank you for your support of Merrill Lynch Multi-State Limited aturity Municipal Series Trust, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager



September 9, 1999




PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



California Limited Maturity Fund's Class A and Class B Shares--
Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Merrill Lynch U1AO Index. Beginning and ending values are:

                                     11/26/93**       7/99

California
Limited Maturity Fund++--
Class A Shares                        $ 9,900        $12,292

California
Limited Maturity Fund++--
Class B Shares*                       $10,000        $12,169

Merrill Lynch
U1AO Index++++                        $10,000        $12,724




California Limited Maturity Fund's Class C and Class D Shares--
Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Merrill Lynch U1AO Index. Beginning and ending values are:

                                     10/21/94**       7/99

California
Limited Maturity Fund++--
Class C Shares                        $10,000        $12,179

California
Limited Maturity Fund++--
Class D Shares*                       $ 9,900        $12,137

Merrill Lynch
U1AO Index++++                        $10,000        $12,460

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++California Limited Maturity Fund invests in a portfolio of securities consisting primarily of intermediate-term investment-grade obligations issued by or on behalf of the state of California or its political subdivisions, agencies, or instrumentalities, and obligations of other qualifying issuers.
++++This unmanaged Index is comprised of AAA-rated municipal bonds maturing within three years.



California Limited
Maturity Fund

Average Annual
Total Return


California Limited Maturity Fund


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**


Year Ended 6/30/99                         +2.15%         +1.13%
Five Years Ended 6/30/99                   +4.28          +4.07
Inception (11/26/93) through 6/30/99       +3.88          +3.69

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/99                         +2.08%         +1.09%
Inception (10/21/94) through 6/30/99       +4.21          +4.21

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/99                         +1.89%         +0.90%
Five Years Ended 6/30/99                   +3.91          +3.91
Inception (11/26/93) through 6/30/99       +3.51          +3.51

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                         +2.15%         +1.13%
Inception (10/21/94) through 6/30/99       +4.36          +4.13

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


PERFORMANCE DATA (concluded)


Florida Limited Maturity Fund's Class A and Class B Shares--
Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Merrill Lynch U1AO Index. Beginning and ending values are:


                                     11/26/93**       7/99

Florida
Limited Maturity Fund++--
Class A Shares                        $ 9,900        $12,160

Florida
Limited Maturity Fund++--
Class B Shares*                       $10,000        $12,026

Merrill Lynch
U1AO Index++++                        $10,000        $12,724



Florida Limited Maturity Fund's Class C and Class D Shares--
Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Merrill Lynch U1AO Index. Beginning and ending values are:

                                     10/21/94**        7/99

Florida
Limited Maturity Fund++--
Class C Shares                        $10,000        $11,858

Florida
Limited Maturity Fund++--
Class D Shares*                       $ 9,900        $11,980

Merrill Lynch
U1AO Index++++                        $10,000        $12,460

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Florida Limited Maturity Fund invests in a portfolio of securities consisting primarily of intermediate-term investment-grade obligations issued by or on behalf of the state of Florida or its political subdivisions, agencies, or instrumentalities, and obligations of other qualifying issuers.
++++This unmanaged Index is comprised of AAA-rated municipal bonds maturing within three years.

Past performance is not predictive of future performance.


Florida Limited
Maturity Fund

Average Annual
Total Return


Florida Limited Maturity Fund

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                         +1.63%         +0.61%
Five Years Ended 6/30/99                   +4.03          +3.82
Inception (11/26/93) through 6/30/99       +3.66          +3.47

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/99                         +1.37%         +0.39%
Inception (10/21/94) through 6/30/99       +3.59          +3.59

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/99                         +1.37%         +0.39%
Five Years Ended 6/30/99                   +3.65          +3.65
Inception (11/26/93) through 6/30/99       +3.29          +3.29

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                         +1.53%         +0.51%
Inception (10/21/94) through 6/30/99       +4.04          +3.82

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                                                  Since      Standardized
                                                         12 Month    3 Month    Inception    30-day Yield
                                                          Total       Total       Total         As of
                                                          Return      Return      Return       7/31/99
California Limited Maturity Fund Class A Shares            +2.20%      -0.73%     +24.17%       2.41%
California Limited Maturity Fund Class B Shares            +1.93       -0.81      +21.69        2.08
California Limited Maturity Fund Class C Shares            +2.12       -0.77      +21.79        2.27
California Limited Maturity Fund Class D Shares            +2.20       -0.65      +22.58        2.31
Florida Limited Maturity Fund Class A Shares               +2.01       -0.89      +22.83        2.68
Florida Limited Maturity Fund Class B Shares               +1.54       -1.07      +20.26        2.36
Florida Limited Maturity Fund Class C Shares               +1.68       -0.94      +18.58        2.55
Florida Limited Maturity Fund Class D Shares               +1.80       -0.91      +21.00        2.59

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The since inception dates for each of the Funds within Merrill Lynch Multi-State Limited Maturity Municipal Series Trust are from 11/26/93 for Class A &Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999



Portfolio
Abbrevations

To simplify the listings of Merrill Lynch Multi-State Limited
Maturity Municipal Series Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
PCR      Pollution Control Revenue Bonds
TRAN     Tax Revenue Anticipation Notes
VRDN     Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                California Limited Maturity Municipal Bond Fund

                S&P       Moody's    Face                                                                         Value
STATE           Ratings   Ratings   Amount  Issue                                                               (Note 1a)
California      NR*       A1         $400   California Educational Facilities Authority, Revenue Refunding
--99.0%                                     Bonds (Loyola Marymount University), 5.70% due 10/01/2002            $   420
                                            California Health Facilities Financing Authority, Revenue
                                            Refunding Bonds (a):
                AAA       Aaa         500     (Catholic Insured Health Facility), Series A, 5.30% due 7/01/2003      521
                A1+       VMIG1++     100     (Sutter/Chs), VRDN, Series B, 3% due 7/01/2012 (c)                     100
                A1        P1          200   California Pollution Control Financing Authority, PCR, Refunding
                                            (Southern California Edison), VRDN, Series C, 3.35% due
                                            2/28/2008 (c)                                                            200
                                            California State, GO:
                A+        Aa3         750     6.75% due 10/01/2003                                                   824
                AAA       Aaa         750     6.35% due 11/01/2004 (b)                                               825
                AAA       Aaa         500   California Statewide Communities Development Authority, Lease
                                            Revenue Refunding Bonds (Oakland Convention Center Projects),
                                            5.70% due 10/01/2002 (a)                                                 524
                NR*       A           400   Coachella Valley, California, Water District Improvement,
                                            District Number 71, Storm Water District, COP (Flood Control
                                            Project), 6.60% due 10/01/2002 (d)                                       438
                AAA       Aaa         200   Los Angeles, California, Department of Airports, Airport
                                            Revenue Refunding Bonds, Series A, 6% due 5/15/2005 (b)                  217
                A+        Aa3         650   Los Angeles, California, Department of Water and Power,
                                            Electric Plant Revenue Bonds, 6% due 4/01/2002                           682
                                            Los Angeles, California, Harbor Department Revenue Bonds,
                                            AMT, Series B:
                AA        Aa3         295     6% due 8/01/2001                                                       306
                AA        Aa3         500     6% due 8/01/2004                                                       531
                AA-       Aa1       1,000   Los Angeles County, California, Public Works Financing
                                            Authority, Revenue Refunding Bonds (Capital Construction),
                                            4.80% due 3/01/2004                                                    1,023
                AAA       Aaa         400   Napa County, California, Flood Protection and Watershed
                                            Improvement Authority Revenue Bonds, Series A, 4.60% due
                                            6/15/2009 (b)                                                            398
                SP1+      MIG1++      400   San Bernardino County, California, GO, TRAN, 3.75% due 9/29/2000         401
                AAA       Aaa         200   San Diego County, California, Regional Transportation
                                            Commission, Sales Tax Revenue Bonds, Second Senior Series A,
                                            5.25% due 4/01/2002 (a)                                                  206
                AAA       Aaa         500   University of California, Revenue Refunding Bonds (Multi-Purpose
                                            Projects), Series C, 10% due 9/01/2001 (a)                               560


                Total Investments (Cost--$7,773)--99.0%                                                            8,176

                Other Assets Less Liabilities--1.0%                                                                   86
                                                                                                                 -------
                Net Assets--100.0%                                                                               $ 8,262
                                                                                                                 =======


             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.


                See Notes to Financial Statements.



                Florida Limited Maturity Municipal Bond Fund

                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Florida--       AAA       Aaa      $1,000   Dade County, Florida, GO, Series I, 6.90% due 7/01/2003 (a)          $ 1,093
92.3%           AAA       Aaa         835   Dunedin, Florida, Hospital Revenue Bonds (Mease Health Care),
                                            6.75% due 11/15/2001 (d)(e)                                              899
                AA+       Aa2       1,000   Florida State Board of Education, Capital Outlay, GO (Public
                                            Education), Series B, 5.625% due 6/01/2005                             1,060
                AA+       Aa2         850   Florida State Board of Education, Capital Outlay, GO, Refunding
                                            (Public Education), 5.50% due 6/01/2001                                  873
                AAA       Aaa       1,730   Florida State Bond Finance Division, Department of General
                                            Services, Revenue Refunding Bonds (Save Our Coast--Department of
                                            Natural Resources Preservation), 6.30% due 7/01/2001 (d)(e)            1,819
                A         A           100   Hillsborough County, Florida, Capital Improvement Revenue
                                            Refunding Bonds (County Center Project), Second Series, 6.75%
                                            due 7/01/2002 (e)                                                        109
                AA        Aa2       1,000   Jacksonville, Florida, Electric Authority, Revenue Refunding
                                            Bonds (Saint John's River), Issue 2, Series 6-C, 6.50% due
                                            10/01/2001                                                             1,042
                AA        NR*       1,000   Jacksonville, Florida, Electric Authority, Special Obligation
                                            Revenue Refunding Bonds (Saint John's River), Third Series,
                                            6.65% due 10/01/2000 (e)                                               1,048
                AAA       Aaa         250   Kissimmee, Florida, Water and Sewer Revenue Refunding Bonds,
                                            5.40% due 10/01/2002 (a)                                                 260
                AA-       A1          650   Lakeland, Florida, Electric and Water Revenue Refunding and
                                            Improvement Bonds, Series B, 5.625% due 10/01/2006 (e)                   695
                AAA       Aaa         250   Lee County, Florida, Water and Sewer Revenue Bonds, Series A,
                                            4.10% due 10/01/2008 (a)                                                 236
                AAA       Aaa         850   North Miami, Florida, Health Facilities Authority, Health
                                            Facility Revenue Refunding Bonds (Bon Secours Health System
                                            Project), 6% due 8/15/2002 (c)(e)                                        909
                AA-       Aaa         850   Orlando, Florida, Utilities Commission, Water and Electric
                                            Revenue Bonds, Sub-Series A, 6.50% due 10/01/2001 (e)                    909
                AAA       Aaa       1,000   Palm Bay, Florida, Utility Revenue Bonds (Palm Bay Utility
                                            Corporation Project), Series B, 6.20% due 10/01/2002 (d)(e)            1,078
                AAA       Aaa         800   Sunrise, Florida, Utility System Revenue Bonds, Series A, 5.75%
                                            due 10/01/2006 (a)(e)                                                    862
                AAA       Aaa         400   Tampa, Florida, Water and Sewer Revenue Refunding Bonds, Series
                                            A, 6% due 10/01/2002 (b)(e)                                              425


Puerto          A         Baa1        900   Puerto Rico Commonwealth, GO, Refunding, 5.30% due 7/01/2004             933
Rico--6.5%


                Total Investments (Cost--$13,985)--98.8%                                                          14,250

                Other Assets Less Liabilities--1.2%                                                                  178
                                                                                                                 -------
                Net Assets--100.0%                                                                               $14,428
                                                                                                                 =======

             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)Prerefunded.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.
             (d)MBIA Insured.
             (e)Prerefunded.
               *Not Rated.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                See Notes to Financial Statements.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                            California        Florida
                                                                                             Limited          Limited
                                                                                             Maturity        Maturity
                    As of July 31, 1999                                                        Fund             Fund
Assets:             Investments, at value* (Note 1a)                                       $  8,176,111     $ 14,250,028
                    Cash                                                                         27,070               --
                    Receivables:
                      Interest                                                                  145,255          200,864
                      Securities sold                                                                --          100,226
                    Prepaid registration fees and other assets (Note 1e)                            661            1,332
                                                                                           ------------     ------------
                    Total assets                                                              8,349,097       14,552,450
                                                                                           ------------     ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               36,067               --
                      Dividends to shareholders (Note 1f)                                         4,006            7,577
                      Investment adviser (Note 2)                                                 1,098            4,427
                      Distributor (Note 2)                                                        1,443            2,617
                    Accrued expenses and other liabilities                                       44,739          109,613
                                                                                           ------------     ------------
                    Total liabilities                                                            87,353          124,234
                                                                                           ------------     ------------

Net Assets:         Net assets                                                             $  8,261,744      $14,428,216
                                                                                           ============      ===========

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited shares authorized                                            $     12,890      $    41,107
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited shares authorized                                                  37,075           78,933
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited shares authorized                                                   1,137              651
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited shares authorized                                                  31,239           25,586
                    Paid-in capital in excess of par                                          8,074,324       14,675,781
                    Accumulated realized capital losses on investments--net (Note 5)           (298,036)        (659,332)
                    Unrealized appreciation on investments--net                                 403,115          265,490
                                                                                           ------------     ------------
                    Net assets                                                             $  8,261,744     $ 14,428,216
                                                                                           ============     ============

Net Asset Value:    Class A: Net assets                                                    $  1,293,476     $  4,055,471
                                                                                           ============     ============
                             Shares outstanding                                                 128,904          411,071
                                                                                           ============     ============
                             Net asset value                                               $      10.03     $       9.87
                                                                                           ============     ============
                    Class B: Net assets                                                    $  3,718,473     $  7,786,646
                                                                                           ============     ============
                             Shares outstanding                                                 370,754          789,328
                                                                                           ============     ============
                             Net asset value                                               $      10.03     $       9.86
                                                                                           ============     ============
                    Class C: Net assets                                                    $    114,007     $     63,739
                                                                                           ============     ============
                             Shares outstanding                                                  11,366            6,506
                                                                                           ============     ============
                             Net asset value                                               $      10.03     $       9.80
                                                                                           ============     ============
                    Class D: Net assets                                                    $  3,135,788     $  2,522,360
                                                                                           ============     ============
                             Shares outstanding                                                 312,389          255,863
                                                                                           ============     ============
                             Net asset value                                               $      10.04     $       9.86
                                                                                           ============     ============

                   *Identified cost                                                        $  7,772,996     $ 13,984,538
                                                                                           ============     ============


                    See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                            California        Florida
                                                                                             Limited          Limited
                                                                                             Maturity         Maturity
                    For the Year Ended July 31, 1999                                           Fund             Fund
Investment          Interest and amortization of premium and discount earned               $    465,508     $    883,233
Income                                                                                     ------------     ------------
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                            34,190           64,562
                    Professional fees                                                            44,971           51,834
                    Accounting services (Note 2)                                                 36,246           42,391
                    Printing and shareholder reports                                             13,632           49,542
                    Trustees' fees and expenses                                                  15,162           30,396
                    Account maintenance and distribution fees--Class B (Note 2)                  15,589           29,430
                    Registration fees (Note 1e)                                                  17,470           17,275
                    Account maintenance fees--Class D (Note 2)                                    3,741            5,250
                    Custodian fees                                                                2,958            3,576
                    Pricing fees                                                                  2,926            3,412
                    Amortization of organization expenses (Note 1e)                               1,168            3,855
                    Transfer agent fees--Class B (Note 2)                                         1,685            2,136
                    Transfer agent fees--Class D (Note 2)                                         1,108              983
                    Transfer agent fees--Class A (Note 2)                                           438              892
                    Account maintenance and distribution fees--Class C (Note 2)                     172               85
                    Transfer agent fees--Class C (Note 2)                                            59               20
                    Other                                                                         2,283            2,841
                                                                                           ------------     ------------
                    Total expenses before reimbursement                                         193,798          308,480
                    Reimbursement of expenses (Note 2)                                          (19,537)              --
                                                                                           ------------     ------------
                    Total expenses after reimbursement                                          174,261          308,480
                                                                                           ------------     ------------
                    Investment income--net                                                      291,247          574,753
                                                                                           ------------     ------------

Realized &          Realized gain on investments--net                                            38,866           49,224
Unrealized          Change in unrealized appreciation on investments--net                      (116,580)        (282,262)
Gain (Loss) on                                                                             ------------     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                   $    213,533     $    341,715
(Notes 1b,                                                                                 ============     ============
1d & 3):

                    See Notes to Financial Statements.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


STATEMENTS OF CHANGES IN NET ASSETS
                                                                        California Limited           Florida Limited
                                                                           Maturity Fund              Maturity Fund

                                                                           For the Year               For the Year
                                                                           Ended July 31,            Ended July 31,
                    Increase (Decrease) in Net Assets:                   1999         1998         1999          1998
Operations:         Investment income--net                          $    291,247  $   438,283  $   574,753   $   827,683
                    Realized gain on investments--net                     38,866      135,816       49,224        69,426
                    Change in unrealized appreciation
                    on investments--net                                 (116,580)    (244,868)    (282,262)     (229,527)
                                                                    ------------  -----------  -----------   -----------
                    Net increase in net assets resulting
                    from operations                                      213,533      329,231      341,715       667,582
                                                                    ------------  -----------  -----------   -----------

Dividends to        Investment income--net:
Shareholders          Class A                                            (46,359)    (100,638)    (156,605)     (228,224)
(Note 1f):            Class B                                           (125,870)    (210,256)    (247,981)     (349,950)
                      Class C                                             (3,446)      (2,663)      (1,739)         (615)
                      Class D                                           (115,572)    (124,726)    (168,428)     (248,894)
                                                                    ------------  -----------  -----------   -----------
                    Net decrease in net assets resulting
                    from dividends to shareholders                      (291,247)    (438,283)    (574,753)     (827,683)
                                                                    ------------  -----------  -----------   -----------

Beneficial          Net decrease in net assets derived
Interest            from beneficial interest transactions               (741,002)  (4,939,204)  (4,046,299)   (6,762,222)
Transactions                                                        ------------  -----------  -----------   -----------
(Note 4):

Net Assets:         Total decrease in net assets                        (818,716)  (5,048,256)  (4,279,337)   (6,922,323)
                    Beginning of year                                  9,080,460   14,128,716   18,707,553    25,629,876
                                                                    ------------  -----------  -----------   -----------
                    End of year                                     $  8,261,744  $ 9,080,460  $14,428,216   $18,707,553
                                                                    ============  ===========  ===========   ===========

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                          California Limited Maturity Fund
                                                                                     Class A
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                    1999          1998          1997         1996       1995
Per Share           Net asset value, beginning
Operating           of year                             $     10.13  $     10.22  $     10.05  $      9.99   $      9.88
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .32          .39          .38          .39           .42
                    Realized and unrealized gain
                    (loss) on investments--net                 (.10)        (.09)         .17          .06           .11
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment
                    operations                                  .22          .30          .55          .45           .53
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.32)        (.39)        (.38)        (.39)         (.42)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of year        $     10.03  $     10.13  $     10.22  $     10.05   $      9.99
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:*            per share                                 2.20%        2.96%        5.57%        4.56%         5.60%
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.59%        1.12%        1.08%         .94%          .40%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.79%        1.32%        1.28%        1.30%         1.44%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.18%        3.82%        3.75%        3.89%         4.36%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                      $     1,294  $     1,460  $     3,152  $     3,162   $     3,527
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       44.37%       24.65%       26.86%       11.09%       124.72%
                                                        ===========  ===========  ===========  ===========   ===========


                                                                        California Limited Maturity Fund
                                                                                    Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                      1999        1998          1997         1996         1995
Per Share           Net asset value, beginning
Operating           of year                             $     10.12  $     10.21  $     10.04  $      9.99   $      9.88
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .29          .35          .34          .36           .39
                    Realized and unrealized gain
                    (loss) on investments--net                 (.09)        (.09)         .17          .05           .11
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment
                    operations                                  .20          .26          .51          .41           .50
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.29)        (.35)        (.34)        (.36)         (.39)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of year        $     10.03  $     10.12  $     10.21  $     10.04   $      9.99
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:*            per share                                 1.93%        2.59%        5.20%        4.08%         5.23%
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.94%        1.51%        1.44%        1.30%          .76%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  2.14%        1.71%        1.64%        1.66%         1.80%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    2.83%        3.45%        3.39%        3.53%         4.00%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of year (in
Data:               thousands)                          $     3,718  $     4,812  $     6,877  $     9,919   $    10,363
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       44.37%       24.65%       26.86%       11.09%       124.72%
                                                        ===========  ===========  ===========  ===========   ===========

                   *Total investment returns exclude the effects of sales charges.


                    See Notes to Financial Statements.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                         California Limited Maturity Fund
                                                                                     Class C
                                                                                                               For the
The following per share data and ratios have been derived                                                       Period
from information provided in the financial statements.                                                     Oct. 21, 1994++
                                                                    For the Year Ended July 31,              to July 31,
Increase (Decrease) in Net Asset Value:                     1999         1998          1997          1996        1995
Per Share           Net asset value, beginning of
Operating           period                              $     10.12  $     10.22  $     10.05  $      9.99   $      9.76
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .31          .37          .36          .37           .31
                    Realized and unrealized gain
                    (loss) on investments--net                 (.09)        (.10)         .17          .06           .23
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations            .22          .27          .53          .43           .54
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.31)        (.37)        (.36)        (.37)         (.31)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $     10.03  $     10.12  $     10.22  $     10.05   $      9.99
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 2.12%        2.68%        5.39%        4.35%         5.60%+++
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.76%        1.36%        1.25%        1.14%          .82%*
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.96%        1.56%        1.45%        1.50%         1.98%*
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.00%        3.61%        3.58%        3.69%         4.04%*
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                      $       114  $        95  $        57  $        55   $        64
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       44.37%       24.65%       26.86%       11.09%       124.72%
                                                        ===========  ===========  ===========  ===========   ===========


                                                                        California Limited Maturity Fund
                                                                                    Class D
                                                                                                                For the
The following per share data and ratios have been derived                                                        Period
from information provided in the financial statements.                                                      Oct. 21, 1994++
                                                                      For the Year Ended July 31,              to July 31,
Increase (Decrease) in Net Asset Value:                    1999          1998         1997           1996         1995
Per Share           Net asset value, beginning
Operating           of period                           $     10.13  $     10.22  $     10.05  $      9.99   $      9.76
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .31          .38          .37          .38           .33
                    Realized and unrealized gain
                    (loss) on investments--net                 (.09)        (.09)         .17          .06           .23
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations            .22          .29          .54          .44           .56
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.31)        (.38)        (.37)        (.38)         (.33)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $     10.04  $     10.13  $     10.22  $     10.05   $      9.99
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 2.20%        2.86%        5.47%        4.46%         5.85%+++
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.67%        1.25%        1.15%        1.06%          .66%*
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.87%        1.45%        1.35%        1.40%         1.81%*
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.09%        3.70%        3.69%        3.77%         4.28%*
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                      $     3,136  $     2,713  $     4,043  $     2,185   $     1,771
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       44.37%       24.65%       26.86%       11.09%       124.72%
                                                        ===========  ===========  ===========  ===========   ===========

                                                                          Florida Limited Maturity Fund
                                                                                     Class A
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                     1999         1998          1997        1996          1995
Per Share           Net asset value, beginning
Operating           of year                             $     10.00  $     10.07  $      9.96  $     10.02   $      9.87
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .33          .38          .40          .40           .43
                    Realized and unrealized gain
                    (loss) on investments--net                 (.13)        (.07)         .11         (.06)          .15
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations            .20          .31          .51          .34           .58
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.33)        (.38)        (.40)        (.40)         (.43)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of year        $      9.87  $     10.00  $     10.07  $      9.96   $     10.02
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 2.01%        3.17%        5.20%        3.45%         6.05%
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.48%        1.19%        1.09%         .89%          .39%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.48%        1.19%        1.09%         .97%         1.03%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.31%        3.81%        3.98%        4.01%         4.39%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                      $     4,055  $     5,331  $     6,376  $     7,874   $     9,849
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       18.60%       39.52%       35.67%       39.90%       138.97%
                                                        ===========  ===========  ===========  ===========   ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, July 31, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                          Florida Limited Maturity Fund
                                                                                     Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                     1999         1998          1997          1996       1995
Per Share           Net asset value, beginning
Operating           of year                             $     10.00  $     10.07  $      9.96  $     10.02   $      9.88
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .30          .35          .36          .37           .40
                    Realized and unrealized gain
                    (loss) on investments--net                 (.14)        (.07)         .11         (.06)          .14
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations            .16          .28          .47          .31           .54
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.30)        (.35)        (.36)        (.37)         (.40)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of year        $      9.86  $     10.00  $     10.07  $      9.96   $     10.02
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 1.54%        2.80%        4.83%        3.08%         5.57%
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.84%        1.54%        1.45%        1.24%          .75%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.84%        1.54%        1.45%        1.32%         1.38%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    2.95%        3.46%        3.63%        3.66%         4.05%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                      $     7,787  $     8,014  $    11,461  $    13,690   $    16,213
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       18.60%       39.52%       35.67%       39.90%       138.97%
                                                        ===========  ===========  ===========  ===========   ===========


                                                                          Florida Limited Maturity Fund
                                                                                     Class C
                                                                                                              For the
The following per share data and ratios have been derived                                                      Period
from information provided in the financial statements.                                                    Oct. 21, 1994++
                                                                   For the Year Ended July 31,               to July 31,
Increase (Decrease) in Net Asset Value:                     1999         1998          1997        1996         1995
Per Share           Net asset value, beginning
Operating           of period                           $      9.93  $     10.00  $      9.90  $     10.01   $      9.76
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .30          .33          .38          .36           .29
                    Realized and unrealized gain
                    (loss) on investments--net                 (.13)        (.07)         .10         (.11)          .25
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations            .17          .26          .48          .25           .54
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.30)        (.33)        (.38)        (.36)         (.29)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $      9.80  $      9.93  $     10.00  $      9.90   $     10.01
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 1.68%        2.65%        4.93%        2.48%         5.65%+++
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.66%        1.29%        1.26%        1.21%         1.09%*
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.66%        1.29%        1.26%        1.23%         1.67%*
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.06%        3.78%        3.83%        3.75%         3.83%*
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                      $        64  $         1  $        60  $        52   $         1
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       18.60%       39.52%       35.67%       39.90%       138.97%
                                                        ===========  ===========  ===========  ===========   ===========


                                                                          Florida Limited Maturity Fund
                                                                                     Class D
                                                                                                              For the
The following per share data and ratios have been derived                                                      Period
from information provided in the financial statements.                                                    Oct. 21, 1994++
                                                                    For the Year Ended July 31,             to July 31,
Increase (Decrease) in Net Asset Value:                      1999        1998          1997        1996         1995
Per Share           Net asset value, beginning
Operating           of period                           $     10.00  $     10.06  $      9.95  $     10.01   $      9.76
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .32          .37          .39          .39           .33
                    Realized and unrealized gain
                    (loss) on investments--net                 (.14)        (.06)         .11         (.06)          .25
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations            .18          .31          .50          .33           .58
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends from investment
                    income--net                                (.32)        (.37)        (.39)        (.39)         (.33)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $      9.86  $     10.00  $     10.06  $      9.95   $     10.01
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value per
Return:**           share                                     1.80%        3.17%        5.10%        3.35%         6.07%+++
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.57%        1.29%        1.19%         .99%          .67%*
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.57%        1.29%        1.19%        1.07%         1.19%*
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.21%        3.71%        3.88%        3.91%         4.23%*
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                      $     2,522  $     5,362  $     7,733  $     6,406   $     7,210
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       18.60%       39.52%       35.67%       39.90%       138.97%
                                                        ===========  ===========  ===========  ===========   ===========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company consisting of two separate series: Merrill Lynch California Limited Maturity Municipal Bond Fund ("California Limited Maturity Fund") and Merrill Lynch Florida Limited Maturity Municipal Bond Fund ("Florida Limited Maturity Fund"). The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Each series of the Trust is referred to herein as a "Fund." The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Funds invest are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into Distribution Agreements and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at the annual rate of .35% of that Fund's average daily net assets.

For the year ended July 31, 1999, FAM earned fees of $34,190 from California Limited Maturity Fund, of which $19,537 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees for the year ended July 31, 1999. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                       Account
                                     Maintenance      Distribution
                                         Fee              Fee

Class B                                  .15%             .20%
Class C                                  .15%             .20%
Class D                                  .10%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of Florida Limited
Maturity Fund's Class D Shares as follows:

                                           MLFD          MLPF&S

Florida Limited Maturity Fund              $41            $597

MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

                                         Class B        Class C
                                          Shares         Shares

California Limited Maturity Fund          $4,119          $106
Florida Limited Maturity Fund             $2,089           --

Furthermore, MLPF&S received contingent deferred sales charges of $2,000 relating to transactions subject to front end sales charge waivers in Class D Shares in California Limited Maturity Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were as follows:

                                    Purchases         Sales

California Limited Maturity Fund    $4,021,336     $4,022,228
Florida Limited Maturity Fund        3,341,223      7,140,395


Net realized gains for the year ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:

                                     Realized       Unrealized
California Limited Maturity Fund      Gains           Gains

Long-term investments                $  38,309      $ 403,115
Short-term investments                     557             --
                                     ---------      ---------
Total                                $  38,866      $ 403,115
                                     =========      =========


                                     Realized       Unrealized
Florida Limited Maturity Fund         Gains           Gains

Long-term investments                $  49,224      $ 265,490
                                     ---------      ---------
Total                                $  49,224      $ 265,490
                                     =========      =========


As of July 31, 1999, net unrealized appreciation and the aggregate cost of investments for Federal income tax purposes were as follows:


Limited            Gross          Gross           Net          Aggregate
Maturity         Unrealized     Unrealized     Unrealized       Cost of
Fund            Appreciation   Depreciation   Appreciation    Investments

California        $389,432      $ (8,960)       $380,472      $ 7,795,639
Florida            306,197       (40,707)        265,490       13,984,538


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions for the years ended July 31, 1999 and July 31, 1998, respectively, were as follows:


                                     For the         For the
                                    Year Ended      Year Ended
                                  July 31, 1999   July 31, 1998

California Limited Maturity Fund   $  (741,002)    $(4,939,204)
Florida Limited Maturity Fund       (4,046,299)     (6,762,222)


Transactions in shares of beneficial interest for each class were as follows:


California Limited Maturity Fund

Class A Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                              7,460    $    76,225
Shares issued to shareholders in
reinvestment of dividends                2,442         24,887
                                   -----------    -----------
Total issued                             9,902        101,112
Shares redeemed                        (25,118)      (253,933)
                                   -----------    -----------
Net decrease                           (15,216)   $  (152,821)
                                   ===========    ===========


California Limited Maturity Fund

Class A Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares sold                             12,475    $   126,814
Shares issued to shareholders in
reinvestment of dividends                2,996         30,433
                                   -----------    -----------
Total issued                            15,471        157,247
Shares redeemed                       (179,897)    (1,826,328)
                                   -----------    -----------
Net decrease                          (164,426)   $(1,669,081)
                                   ===========    ===========


California Limited Maturity Fund

Class B Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                            101,369    $ 1,035,278
Shares issued to shareholders in
reinvestment of dividends                8,529         86,934
                                   -----------    -----------
Total issued                           109,898      1,122,212
Shares redeemed                       (214,493)    (2,187,382)
                                   -----------    -----------
Net decrease                          (104,595)   $(1,065,170)
                                   ===========    ===========


California Limited Maturity Fund

Class B Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares sold                            124,239    $ 1,261,328
Shares issued to shareholders in
reinvestment of dividends               12,571        127,693
                                   -----------    -----------
Total issued                           136,810      1,389,021
Shares redeemed                       (334,719)    (3,399,548)
                                   -----------    -----------
Net decrease                          (197,909)   $(2,010,527)
                                   ===========    ===========


California Limited Maturity Fund

Class C Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                              3,433    $    35,335
Shares issued to shareholders in
reinvestment of dividends                  136          1,384
                                   -----------    -----------
Total issued                             3,569         36,719
Shares redeemed                         (1,643)       (16,810)
                                   -----------    -----------
Net increase                             1,926    $    19,909
                                   ===========    ===========


California Limited Maturity Fund

Class C Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares sold                              4,442    $    45,039
Shares issued to shareholders in
reinvestment of dividends                   20            197
                                   -----------    -----------
Total issued                             4,462         45,236
Shares redeemed                           (629)        (6,347)
                                   -----------    -----------
Net increase                             3,833    $    38,889
                                   ===========    ===========


California Limited Maturity Fund

Class D Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                            417,306    $ 4,272,631
Shares issued to shareholders in
reinvestment of dividends               10,109        103,130
                                   -----------    -----------
Total issued                           427,415      4,375,761
Shares redeemed                       (382,844)    (3,918,681)
                                   -----------    -----------
Net increase                            44,571    $   457,080
                                   ===========    ===========


California Limited Maturity Fund

Class D Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares sold                              7,329    $    74,243
Shares issued to shareholders in
reinvestment of dividends                8,631         87,687
                                   -----------    -----------
Total issued                            15,960        161,930
Shares redeemed                       (143,748)    (1,460,415)
                                   -----------    -----------
Net decrease                          (127,788)   $(1,298,485)
                                   ===========    ===========


Florida Limited Maturity Fund

Class A Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                             28,676    $   289,114
Shares issued to shareholders in
reinvestment of dividends                3,544         35,627
                                   -----------    -----------
Total issued                            32,220        324,741
Shares redeemed                       (153,998)    (1,547,761)
                                   -----------    -----------
Net decrease                          (121,778)   $(1,223,020)
                                   ===========    ===========


Florida Limited Maturity Fund

Class A Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares sold                             41,661    $   418,928
Shares issued to shareholders in
reinvestment of dividends                5,340         53,529
                                   -----------    -----------
Total issued                            47,001        472,457
Shares redeemed                       (147,389)    (1,479,291)
                                   -----------    -----------
Net decrease                          (100,388)   $(1,006,834)
                                   ===========    ===========


Florida Limited Maturity Fund

Class B Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                            359,650    $ 3,629,639
Shares issued to shareholders in
reinvestment of dividends               11,689        117,363
                                   -----------    -----------
Total issued                           371,339      3,747,002
Shares redeemed                       (383,122)    (3,862,896)
                                   -----------    -----------
Net decrease                           (11,783)   $  (115,894)
                                   ===========    ===========


Florida Limited Maturity Fund

Class B Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares sold                             72,227     $  724,926
Shares issued to shareholders in
reinvestment of dividends               18,097        181,362
                                   -----------    -----------
Total issued                            90,324        906,288
Automatic conversion of shares          (2,048)       (20,567)
Shares redeemed                       (425,682)    (4,270,272)
                                   -----------    -----------
Net decrease                          (337,406)   $(3,384,551)
                                   ===========    ===========


Florida Limited Maturity Fund

Class C Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                             14,831     $  148,588
Shares issued to shareholders in
reinvestment of dividends                  114          1,132
                                   -----------    -----------
Total issued                            14,945        149,720
Shares redeemed                         (8,565)       (85,527)
                                   -----------    -----------
Net increase                             6,380    $    64,193
                                   ===========    ===========


Florida Limited Maturity Fund

Class C Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares issued to shareholders in
reinvestment of dividends                   64    $       640
Shares redeemed                         (5,907)       (58,841)
                                   -----------    -----------
Net decrease                            (5,843)   $   (58,201)
                                   ===========    ===========


Florida Limited Maturity Fund

Class D Shares for the Year                           Dollar
Ended July 31, 1999                   Shares          Amount

Shares sold                             84,836    $   854,705
Shares issued to shareholders in
reinvestment of dividends                3,256         32,702
                                   -----------    -----------
Total issued                            88,092        887,407
Shares redeemed                       (368,434)    (3,658,985)
                                   -----------    -----------
Net decrease                          (280,342)   $(2,771,578)
                                   ===========    ===========


Florida Limited Maturity Fund

Class D Shares for the Year                           Dollar
Ended July 31, 1998                   Shares          Amount

Shares sold                            221,619    $ 2,218,964
Automatic conversion of shares           2,050         20,567
Shares issued to shareholders in
reinvestment of dividends                4,288         42,965
                                   -----------    -----------
Total issued                           227,957      2,282,496
Shares redeemed                       (460,166)    (4,595,132)
                                   -----------    -----------
Net decrease                          (232,209)   $(2,312,636)
                                   ===========    ===========


5. Capital Loss Carryforward:
At July 31, 1999, each Fund of the Trust had an approximate net capital loss carryforward as follows: $260,000 in the California Limited Maturity Fund, all of which expires in 2004; and $631,000 in the Florida Limited Maturity Fund, of which $431,000 expires in 2003 and $200,000 expires in 2004. These amounts will be available to offset like amounts of any future taxable gains.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust,
July 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Limited Maturity Municipal Bond Funds for California and Florida of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Limited Maturity Municipal Bond Funds for California and Florida of the Merrill Lynch Multi-State Limited Maturity Municipal Series Trust as of July 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 10, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Multi-State Limited Maturity Municipal Series Trust during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the California Limited Maturity Fund and the Florida Limited Maturity
Fund during the year.

Please retain this information for your records.